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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)          April 6, 2001


                                JagNotes.com Inc.
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               (Exact Name of Registrant as Specified in Charter)



           Nevada                   000-28761                  88-0380546
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(State or Other Jurisdiction    (Commission File              (IRS Employer
     of Incorporation)               Number)                Identification No.)



226 West 26th Street, Studio D, New York, New York                10001
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code            (646) 205-8314



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             (Former Name or Address, if Changed Since Last Report)


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Item 5.  Other Events.

         On April 6, 2001, JagNotes.com Inc. (the "Company") entered into a termination agreement (the "Termination Agreement") with CALP II Limited Partnership, a Bermuda limited partnership ("CALP II") and Thomson Kernaghan & Co., Ltd. ("Thomson Kernaghan"). Pursuant to the Termination Agreement, a copy of which is attached hereto as Exhibit 10.16, the Company released CALP II from its obligations, including payment of any and all accrued interest, under an amended and restated secured promissory note, dated February 22, 2001, in the amount of $500,000, a copy of which was previously filed by the Company as
Exhibit 4.10 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on March 1, 2001, in exchange for the termination of (a) a convertible debenture, dated December 1, 2000, issued by the Company to CALP II in the principal amount of $500,000, which is convertible into the Company's common stock at a price per share equal to 75% of the average of the five lowest closing bid prices during the twenty trading days immediately preceding conversion, the form of which was previously filed by the Company as Exhibit 4.7 to the Company's Quarterly Report on Form 10-QSB filed with the SEC on December 20, 2000, (b) four warrants issued by the Company to CALP II to purchase an aggregate amount of 661,740 shares of the Company's common stock and (c) one warrant issued by the Company to Thomson Kernaghan to purchase an aggregate amount of 250,000 shares of the Company's common stock.

Item 7.  Financial Statements,  Pro Forma Financial Information and Exhibits.

10.16 Termination Agreement, dated April 6, 2001, by and among the Company, CALP II and Thomson Kernaghan.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    JagNotes.com Inc.


Date: April 9, 2001                                 By:  /s/ Gary Valinoti
                                                        ------------------------
                                                        Name:    Gary Valinoti
                                                        Title:   President & CEO


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                                INDEX TO EXHIBITS

Exhibit No.   Description                                                   Page
-----------   -----------                                                   ----

10.16         Termination Agreement, dated April 6, 2001, by and among
              the Company, CALP II and Thomson Kernaghan.                    5